Supplement to
the Fidelity®
Small Cap Stock Fund,
Fidelity Mid-Cap Stock
Fund, and Fidelity
Large Cap Stock Fund
June 27, 2002
Prospectus

On October 17, 2002, the Board of Trustees of Small Cap Stock authorized the reduction of the fund's redemption fee period from 3 years to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 2.00% of the amount redeemed.

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 8.

Shareholder fees (paid by the investor directly)

Sales charge (load) on purchases and reinvested distributions	None
Deferred sales charge (load) on redemptions	None
Redemption fee on shares held less than 90 days (as a % of amount redeemed) for Small Cap Stock onlyA	2.00%
Redemption fee on shares held less than 30 days (as a % of amount redeemed) for Mid-Cap Stock onlyA	0.75%

A A redemption fee may be charged when you sell your shares or if your fund balance falls below the balance minimum for any reason, including solely due to declines in a fund's net asset value per share (NAV).

The following information replaces the similar information found under the heading "Fee Table" in the "Fund Summary" section on page 9.

SML-02-02 October 24, 2002
1.711115.111

		Sell All Shares	Hold Shares
Small Cap Stock	1 year	$ 114	$ 114
	3 years	$ 356	$ 356
	5 years	$ 617	$ 617
	10 years	$ 1,363	$ 1,363
Mid-Cap Stock	1 year	$ 96	$ 96
	3 years	$ 300	$ 300
	5 years	$ 520	$ 520
	10 years	$ 1,155	$ 1,155
Large Cap Stock	1 year	$ 93	$ 93
	3 years	$ 290	$ 290
	5 years	$ 504	$ 504
	10 years	$ 1,120	$ 1,120

The following information replaces the similar information found under the heading "Selling Shares" in the "Buying and Selling Shares" section beginning on page 15.

The price to sell one share of Large Cap Stock is the fund's NAV. The price to sell one share of Small Cap Stock or Mid-Cap Stock is the fund's NAV, minus the redemption fee (short-term trading fee), if applicable.

Small Cap Stock will deduct a 2.00% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 90 days. Mid-Cap Stock will deduct a 0.75% short-term trading fee from the redemption amount if you sell your shares or your shares are redeemed for failure to maintain the balance minimum after holding them less than 30 days. For this purpose, shares held longest will be treated as being redeemed first and shares held shortest as being redeemed last. The short-term trading fee does not apply to shares that were acquired through reinvestment of distributions.

Trading fees are paid to the funds rather than Fidelity, and are designed to offset the brokerage commissions, market impact, and other costs associated with fluctuations in fund asset levels and cash flow caused by short-term shareholder trading.

Your shares will be sold at the next NAV calculated after your order is received in proper form, minus the short-term trading fee, if applicable.

The following information replaces the similar information found under the heading "Policies" in the "Features and Policies" section on page 19.

You will be given 30 days' notice to re-establish the minimum balance if your fund balance falls below $2,000 ($500 for fund balances in retirement accounts), for any reason, including solely due to declines in a fund's NAV. If you do not increase your balance, Fidelity may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV, minus the short-term trading fee, if applicable, on the day Fidelity closes your fund position. Certain fund positions are not subject to these balance requirements and will not be closed for failure to maintain a minimum balance.

SUPPLEMENT TO THE

FIDELITY® SMALL CAP STOCK FUND
FIDELITY MID-CAP STOCK FUND
FIDELITY LARGE CAP STOCK FUND

June 27, 2002

STATEMENT OF ADDITIONAL INFORMATION

On October 17, 2002, the Board of Trustees of Small Cap Stock authorized the reduction of the fund's redemption fee period from 3 years to 90 days. Redemptions after October 18, 2002 of shares held less than 90 days will be subject to a redemption fee of 2.00% of the amount redeemed.

The following information replaces similar information found in the "Performance"section on page 17.

In addition to average annual returns, a fund may quote unaveraged or cumulative returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative returns may be quoted as a percentage or as a dollar amount, and may be calculated for a single investment, a series of investments, or a series of redemptions, over any time period. Returns may be broken down into their components of income and capital (including capital gains and changes in share price) to illustrate the relationship of these factors and their contributions to return. Returns may be quoted on a before-tax and an after-tax basis. Returns may or may not include the effect of a fund's short-term trading fee or small balance maintenance fee. Excluding a fund's short-term trading fee or small balance maintenance fee from a return calculation produces a higher return figure. Returns and other performance information may be quoted numerically or in a table, graph, or similar illustration.

The following information replaces similar information found in the "Performance"section on page 19.

Explanatory Notes: With an initial investment of $10,000 in Small Cap Stock on March 12, 1998, the net amount invested in fund shares was $10,000. The cost of the initial investment ($10,000) together with the aggregate cost of reinvested dividends and capital gain distributions for the period covered (their cash value at the time they were reinvested) amounted to $10,741. If distributions had not been reinvested, the amount of distributions earned from the fund over time would have been smaller, and cash payments for the period would have amounted to $80 for dividends and $650 for capital gain distributions. The figures in the table do not include the effect of the fund's 2.00% short-term trading fee applicable to shares held less than 90 days.

SMLB-02-02 October 24, 2002
1.712213.112

Effective July 18, 2002, the following information replaces the biographical information for Richard Spillane found in the "Trustees and Officers" section on page 25.

John B. McDowell (43)

Year of Election or Appointment: 2002

Vice President of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. McDowell also serves as Vice President of certain Equity Funds (2002). He is Senior Vice President of FMR (1999), FMR Co., Inc. (2001), and Fidelity Management Trust Company (FMTC). Since joining Fidelity Investments in 1985, Mr. McDowell has worked as a research analyst and manager.

Effective July 18, 2002, Mr. Maloney no longer serves as Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. The following information has been removed from the "Trustees and Officers" section on page 26.

Paul F. Maloney (52)

Year of Election or Appointment: 2001

Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. Maloney also serves as Assistant Treasurer of other Fidelity funds (2001) and is an employee of FMR. Previously, Mr. Maloney served as Vice President of Fidelity Reporting, Accounting and Pricing Services (FRAPS).

Effective July 18, 2002, Mr. Knox has been appointed Assistant Treasurer of Capital & Income and High Income. The following information supplements the similar information found in the "Trustees and Officers" section beginning on page 22.

Francis V. Knox, Jr. (55)

Year of Election or Appointment: 2002

Assistant Treasurer of Small Cap Stock, Mid-Cap Stock, and Large Cap Stock. Mr. Knox also serves as Assistant Treasurer of other Fidelity funds (2002), Compliance Officer of FMR Corp., and Vice President and an employee of FMR. Previously, Mr. Knox served as Vice President of Investment & Advisor Compliance (1990-2001), and Compliance Officer of Fidelity Management & Research (U.K.) Inc. (1992-2002) and Fidelity Management & Research (Far East) Inc. (1991-2002).